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                                                                   Exhibit 10.20

                               SECURITY AGREEMENT

                         Dated as of September 22, 2000

                                     between

                             EROOM TECHNOLOGY, INC.

                                       and

                               FLEET NATIONAL BANK

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                                TABLE OF CONTENTS

1.   DEFINITIONS........................................................1
2.   GRANT OF SECURITY INTEREST.........................................1
         2.1.   COLLATERAL GRANTED......................................1
         2.2.   DELIVERY OF INSTRUMENTS, ETC............................2
3.   TITLE TO COLLATERAL, ETC...........................................4
4.   CONTINUOUS PERFECTION..............................................4
5.   NO LIENS...........................................................4
6.   NO TRANSFERS.......................................................5
7.   INSURANCE..........................................................5
         7.1.   MAINTENANCE OF INSURANCE................................5
         7.2.   INSURANCE PROCEEDS......................................6
         7.3.   NOTICE OF CANCELLATION, ETC.............................6
8.   MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW.....................6
9.   COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.........7
         9.1.   EXPENSES INCURRED BY BANK...............................7
         9.2.   BANK'S OBLIGATIONS AND DUTIES...........................7
10.   SECURITIES AND DEPOSITS...........................................7
11.   NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS................8
12.   FURTHER ASSURANCES................................................8
13.   POWER OF ATTORNEY.................................................9
         13.1.   APPOINTMENT AND POWERS OF BANK.........................9
         13.2.   RATIFICATION BY COMPANY................................10
         13.3.   NO DUTY ON BANK........................................10
14.   REMEDIES..........................................................10
15.   NO WAIVER, ETC....................................................11
16.   MARSHALLING.......................................................11
17.   PROCEEDS OF DISPOSITIONS; EXPENSES................................12
18.   OVERDUE AMOUNTS...................................................12
19.   GOVERNING LAW; CONSENT TO JURISDICTION............................12
20.   WAIVER OF JURY TRIAL..............................................13
21.   CONCERNING REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE.......13
         21.1.   ATTACHMENT.............................................13
         21.2.   PERFECTION BY FILING...................................14
         21.3.   OTHER PERFECTION, ETC..................................14
         21.4.   OTHER PROVISIONS.......................................15
         21.5.   SAVINGS CLAUSE.........................................15
22.   MISCELLANEOUS.....................................................15

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                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of September 22, 2000, between EROOM TECHNOLOGY, INC., a Delaware corporation (the "Company"), and FLEET NATIONAL BANK, a national banking association (hereinafter, the "Bank").

     WHEREAS, the Company has entered into a Credit Agreement of even date (as amended and in effect from time to time, the "Credit Agreement"), with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, is to make loans or otherwise extend credit to the Company; and

     WHEREAS, it is a condition precedent to the Bank's making any loans or otherwise extending credit to the Company under the Credit Agreement that the Company execute and deliver to the Bank a security agreement in substantially the form hereof; and

     WHEREAS, the Company wishes to grant security interests in favor of the Bank as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "Obligations", as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Bank, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Credit Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement.

     2. GRANT OF SECURITY INTEREST.

          2.1. COLLATERAL GRANTED. The Company hereby grants to the Bank, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

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               All personal property of every kind and nature including without limitation all furniture, equipment, raw materials, inventory, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, excluding, however, all patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications and rights to sue and recover for past infringement of patents, trademarks and copyrights except to the extent that any such patents, patent applications, trademarks, trademark applications, trade name, copyrights, copyright applications, and rights to sue and recover for past infringement of patents, trademarks and copyrights are necessary to sell, dispose or collect any of the Collateral.

          2.2. DELIVERY OF INSTRUMENTS, ETC.

               (a) Pursuant to the terms hereof, the Company has endorsed, assigned and delivered to the Bank all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Bank may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify.

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               (b) To the extent that any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall cause the issuer to note on its books the security interest of the Bank in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Bank, to agree to comply with instructions from the Bank as to such securities, without further consent of the Company or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company is held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall, at the request of the Bank, cause such securities intermediary or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to the Bank, to agree to comply with entitlement orders or other instructions from the Bank to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Bank to such commodity intermediary, without further consent of the Company or such nominee. The Bank agrees with the Company that the Bank shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary unless an Event of Default has occurred and is continuing and the Bank has elected to exercise its rights and remedies as contemplated by ss.14.

               (c) To the extent that the Company is a beneficiary under any written letter of credit now or hereafter issued in favor of the Company, the Company shall deliver such letter of credit to the Bank. The Bank shall from time to time, at the request and expense of the Company, make such arrangements with the Company as are in the Bank's reasonable judgment necessary and appropriate so that the Company may make any drawing to which the Company is entitled under such letter of credit, without impairment of the Bank's perfected security interest in the Company's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Bank's request, the Company shall, for any letter of credit, whether or not written, now or hereafter issued in favor of the Company as beneficiary, execute and

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          deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Bank and satisfactory to the Bank and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Bank for application as provided in the Credit Agreement.

     3. TITLE TO COLLATERAL, ETC. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the Massachusetts UCC. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4. CONTINUOUS PERFECTION. The Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Bank herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least 30 days prior written notice to the Bank. The Collateral, to the extent not delivered to the Bank pursuant to ss.2.2, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Bank.

     5. NO LIENS. Except for the security interest herein granted and as permitted under the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank or as permitted under the Credit Agreement.

     6. NO TRANSFERS. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except for (i) sale and leases of inventory and licenses of general intangibles in the ordinary course of business and (ii) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

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     7. INSURANCE.

          7.1. MAINTENANCE OF INSURANCE. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Bank. In addition, all such insurance shall be payable to the Bank as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

          7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $250,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Bank as cash collateral for the Obligations. The Bank may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Bank may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Bank may apply all or any part of such proceeds to the Obligations with the Revolving Credit

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     Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

          7.3. NOTICE OF CANCELLATION, ETC. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Bank. In the event of failure by the Company to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Bank with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Bank, or its designee, may inspect the Collateral at any reasonable time, upon reasonable prior (notice so long as no Default or Event of Default has occurred and is continuing) wherever located. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     9. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

          9.1. EXPENSES INCURRED BY BANK. In its discretion, the Bank may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Bank on demand for any and all expenditures so made. The Bank shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

          9.2. BANK'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any of the

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     Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Massachusetts UCC or otherwise, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.

     10. SECURITIES AND DEPOSITS. The Bank may at any time, at its option, transfer to itself or any nominee, as pledgee, any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. During the continuation of an Event of Default, the Bank may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, during the continuation of an Event of Default, any deposits or other sums at any time credited by or due from the Bank to the Company may at any time be applied to or set off against any of the Obligations.

     11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS. If an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Bank, notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of the Bank in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Bank or to any financial institution designated by the Bank as the Bank's agent therefor, and the Bank may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Company as trustee for the Bank without commingling the same with other funds of the Company and shall turn the same over to the Bank in the identical form received, together with any necessary endorsements or assignments. The Bank

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shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Bank to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12. FURTHER ASSURANCES. The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require more completely to vest in and assure to the Bank its rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (ii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in ss.2.3, (iii) obtaining waivers from mortgagees and landlords and (iv) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

     13. POWER OF ATTORNEY.

          13.1. APPOINTMENT AND POWERS OF BANK. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Bank's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

               (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Massachusetts UCC and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Bank deems necessary

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          to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Bank so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (ii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

               (b) to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

          13.2. RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          13.3. NO DUTY ON BANK. The powers conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Bank's own gross negligence or willful misconduct.

     14. REMEDIES. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that

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purpose the Bank may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Bank may designate which is reasonably convenient to both the Company and the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Company at least seven Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that seven Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

     15. NO WAIVER, ETC. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Bank deems expedient.

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                                      -11-

     16. MARSHALLING. The Bank shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

     17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Bank on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Bank may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Massachusetts UCC, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

     18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive

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                                      -12-

jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in ss.13 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this ss.20.

     21. CONCERNING REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of the Uniform Commercial Code ("Revised Article 9").

          21.1. ATTACHMENT. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Company, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Company shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Company shall immediately notify the Bank in a writing signed by the Company of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bank.

          21.2. PERFECTION BY FILING. The Bank may at any time and from time to time, pursuant to the provisions of ss.13, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company agrees to furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of the Company, as provided in ss.13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

          21.3. OTHER PERFECTION, ETC. The Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Bank may reasonably request for the Bank (a) to obtain an acknowledgement, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Bank, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Bank, and (c) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          21.4. OTHER PROVISIONS. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

------------------------ ----------------------------------- -----------------------------------
Agreement Section        Existing Article 9                  Revised Article 9
------------------------ ----------------------------------- -----------------------------------
3                        ss. 9-109(3)                        Rev.ss.9-102(a)(34)
------------------------ ----------------------------------- -----------------------------------
9.2                      ss. 9-207                           Rev.ss.9-207
------------------------ ----------------------------------- -----------------------------------
12                       ss.ss.8-106 and 9-115 (1994)        Rev.ss.ss.8-106 and 9-106
------------------------ ----------------------------------- -----------------------------------
17                       ss. 9-504(1)(c)                     Rev.ss.ss.9-608(a)(1)(C) and
                                                             9-615(a)(3)
------------------------ ----------------------------------- -----------------------------------

          21.5. SAVINGS CLAUSE. Nothing contained in this ss.21 shall be construed to narrow the scope of the Bank's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Bank hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     22. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as a sealed instrument as of the date first above written.

                                   EROOM TECHNOLOGY, INC.



                                   By: /s/ Robert L. Lentz
                                       -----------------------------------------
                                       Title: Senior Vice President and CFO

Accepted:

FLEET NATIONAL BANK



By: /s/ Stephen C. Buzzell
    --------------------------------------
    Title: Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS        )
                               ) ss.  September 26, 2000
COUNTY OF Middlesex)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of September, 2000, personally appeared Robert L. Lentz to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Senior Vice President and CFO of eRoom Technology, and that said instrument was signed and sealed on behalf of said corporation by authority of its directors, and said Robert L. Lentz acknowledged said instrument to be the free act and deed of said corporation.



                                      /s/ Kimberly R. Hurkins
                                      -----------------------------------------
                                      Kimberly R. Hurkins
                                      Notary Public
                                      My commission expires: March 2, 2001